EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Ventures-National Incorporated (the "Company") on Form 10-QSB for the quarter ended November 30, 2003 filed with the Securities and Exchange Commission (the "Report"), I, Daniel Guimond, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(3) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(4) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the consolidated result of operations of the Company for the periods presented.

                                    /s/ Daniel Guimond

Date:    January 16, 2004           _____________________________________
                                    Daniel Guimond
                                    Acting Chief Financial Officer of
                                    Ventures-National Incorporated

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.